RESTATED MORTGAGE AND SECURITY AGREEMENT


         Dated this 24th day of June 1999, by and between Boundless Technologies, Inc. , 100 Marcus Boulevard, Hauppauge, NY 11788 ("Mortgagor") and INDEPENDENCE COMMUNITY BANK, having an office at 179 Pacific Street, Brooklyn, New York 11201 ("Mortgagee").

                                   DEFINITIONS

         Mortgagor and Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms.

         "Chattels" means all partitions, screens, awnings, venetian blinds, window shades, draperies, carpeting, pipes, ducts, conduits, dynamos, motors, engines, compressors,, generators, boilers, stokers, furnaces, pumps, tanks, elevators, escalators, vacuum cleaning systems, call systems, switchboards, sprinkler systems, fire prevention and extinguishing apparatus, refrigerating, air conditioning, heating, dishwashing, plumbing, ventilating, gas, steam, electrical and lighting fittings and fixtures, licenses or permits of any kind, operating supplies and all building materials, equipment and goods now or hereafter delivered to the Premises and intended to be installed therein, and all other fixtures of every kind and character whatsoever excluding such items which may be owned by tenants of the Premises other than Mortgagor, together with all renewals, replacements and substitutions thereof and additions and accessions thereto in which the Mortgagor now has, or at any time hereafter acquires, an interest and which are now or hereafter located or situated in or upon, or affixed or attached to, or used in connection with the enjoyment, occupancy and/or operation of, all or any portion of the Premises, and the proceeds of all of the foregoing items.

         "Commitment Letter" means that certain commitment letter relating to the Loan issued by the Mortgagee to Mortgagor.

     "Default Rate" means the default rate of interest as set forth in the Note.

     "Guaranty" means the Guaranty of the Loan signed by Boundless Corporation (the "Guarantor").

         "Improvements" means all buildings, structures and other improvements presently existing or hereafter constructed on the land described in Exhibit A attached hereto.

         "Loan" means the $6,750,000 loan from Mortgagee to Mortgagor as evidenced by the Note and secured by this Mortgage.

         "Loan Documents" means the Note, the Mortgage, Guaranty, and any other document executed or delivered by or on behalf of Mortgagor in connection with the Loan.

         "Mortgage" means this Mortgage and Security Agreement together with any future amendments, modifications or supplements hereto or hereof.

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

         "Mortgage Amount"  means the sum of $6,750,000.

         "Mortgagor" means Boundless Technologies, Inc.

         "Note" means that certain Restated Promissory Note from Mortgagor to Mortgagee of even date herewith in the principal sum of $6,750,000 which Note is secured by this Mortgage.

         "Premises" means the land described in Exhibit A annexed hereto, known as 100 Marcus Boulevard, Hauppauge, New York 11788, together with the Improvements thereon or to be constructed thereon or therein, and all of the easements, rights, privileges and appurtenances thereunto belonging or in anyway appertaining thereto including, but not limited to, all of the estate, right, title, interest, claim or demand whatsoever of the Mortgagor therein and in and to the strips and gores, streets and ways adjacent thereto, whether in law or in equity, in possession or expectancy, now or hereafter acquired and also any other realty or personalty encompassed by the term "Mortgaged Property", elsewhere herein defined.


                              W I T N E S S E T H :


         WHEREAS, this Mortgage restates and replaces the following mortgage which has been modified and extended to form a single lien of $6,750,000.00 pursuant to Restatement, Extension, Assumption and Modification Agreement of even date herewith recorded simultaneously herewith with the clerk of Suffolk county:

                  (a) Mortgage made by Applied Digital Data Systems, Inc. ( now known as Boundless Technologies, Inc.) to AT&T Global Information Solutions Company, in the principal amount of $8,000,000 dated December 9, 1994 and recorded December 22, 1994 with the Suffolk County Clerk in Liber 18899, page 434, and which mortgage was assigned to Mortgagee by assignment dated June 22, 1999 to be recorded herewith.

     WHEREAS, Mortgagee has agreed to make the Loan pursuant to the terms and conditions of the Commitment Letter; and

         WHEREAS, the Mortgagor will borrow the Mortgage Amount from the Mortgagee in accordance with the Commitment Letter, and said indebtedness is evidenced by the Note;

         WHEREAS, the parties intend that the Note shall be secured by this Mortgage.

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                                GRANTING CLAUSE

         NOW, THEREFORE, Mortgagor, in consideration of the premises, and in order to secure the Mortgage Amount and all interest due thereon and all other costs and expenses due hereunder and under the Note, and the performance and discharge of all the provisions hereof, of the Note and all other Loan Documents, hereby gives, grants, bargains, mortgages, pledges and grants a security interest to Mortgagee, in all of Mortgagor's estate, right, title and interest in, to and under any and all of the following described property whether now owned or hereafter acquired (all such properties being collectively referred to as the "Mortgaged Property"):

         A. All of Mortgagor's right, title and interest in and to the Premises and all right, title and interest of the Mortgagor in and to the Improvements on the Premises or to be constructed thereon and all fixtures and building materials of every kind and nature now or hereafter situated in, on or about, or affixed or attached to the Improvements or the Premises or any building, structure or other improvement now or hereafter standing, constructed or placed upon or within the Premises, and all and singular the tenements, hereditaments, easements, rights-of-way or use, rights, privileges and appurtenances to the Premises, now or hereafter belonging or in any way appertaining thereto, including, without limitation, any such right, title, interest, claim and demand in, to and under any agreement granting, conveying or creating, for the benefit of the Premises, any easement, right or license in any way affecting other property and in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining the Premises, or any parcel thereof, and all claims or demands either in law or in equity, in possession or expectancy, of, in and to the Premises.

         B. All right, title and interest of the Mortgagor in and to all awards heretofore made or hereafter to be made for the taking by eminent domain of the whole or any part of the above described premises, or any estate or easement therein, including any awards for change of grade of streets, all of which awards are hereby assigned to the Mortgagee, which is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittance therefor and the Mortgagee shall have the right and option to apply such excess towards the payment of any sum owing on account of this Mortgage, the Note and the indebtedness secured thereby, notwithstanding the fact that such sum may not then be due and payable.

         C. The Chattels and the products and proceeds thereof.

         D. All present and future leases, subleases and licenses and any guarantees thereof, rents, issues and profits and additional rents now or at any time hereafter covering or affecting all or any portion of the Mortgaged Property and all proceeds of, and all privileges and appurtenances belonging or in any way appertaining to, the Mortgaged Property, or any part thereof, and all other property subjected or required to be subjected to the lien and/or security interest of this Mortgage, including, without limitation, all of the rents, maintenance payments, tolls, issues, awards (including, without limitation, condemnation awards and insurance proceeds), products and profits thereof, which rents, maintenance payments, tolls, issues, awards, products and profits are hereby expressly assigned with the right to take and collect the same upon the terms hereinafter set forth; and all the estate, right, title, interest and claim whatsoever, at law and in equity, which Mortgagor now has or may hereafter acquire in and to the aforementioned property and every part thereof, provided that so long as no Event of Default (as hereinafter defined) shall have occurred, all such rents, maintenance payments, tolls, issues, awards, products and profits shall remain with and under the control of Mortgagor except as otherwise expressly provided herein or in any other agreement between Mortgagor and Mortgagee.

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

         E. All right, title and interest of Mortgagor in and to all agreements, or contracts, now or hereafter entered into for the sale, leasing, brokerage, development, management, maintenance and/or operation of the Premises (or any part thereof), including all moneys due and to become due thereunder, and all permits, licenses, bonds, insurance policies, plans and specifications relative to the construction and/or operation of the Improvements upon the Mortgaged Property.

         F. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, and all right, title and interest of Mortgagor in and to all unearned premiums accrued, accruing and to accrue under any or all insurance policies obtained by Mortgagor.

         TO HAVE AND TO HOLD the Mortgaged Property, unto the Mortgagee and its successors and assigns, upon the terms, provisions and conditions herein set forth, forever, and Mortgagor does hereby bind itself and its successors, legal representatives, and assigns to warrant and forever defend all and singular the Mortgaged Property unto the Mortgagee and its successors, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

                                     PART I

                              SECURED INDEBTEDNESS

         This Mortgage, and all rights, titles, interests, liens, security interests, powers, privileges and remedies created hereby or arising hereunder or by virtue hereof, are given to secure the payment and performance of the indebtedness up to the Mortgage Amount plus accrued interest thereon, the obligations and liabilities of Mortgagor arising under the Note and/or under this Mortgage, and any renewals, extensions, amendments or modifications thereof, or any other Loan Document and any and all fees, costs or expenses incurred by Mortgagee, including, but not limited to, taxes, recording expenses and reasonable attorneys' fees in connection with the closing of the Loan and the consummation thereof, after default, the administration and collection thereof, and all costs incurred of whatever nature by Mortgagee in the exercise of any rights hereunder or any Loan Document (all of the foregoing indebtedness, obligations and liabilities being referred to herein as the "Liabilities").

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

                                    ARTICLE I

                     PARTICULAR WARRANTIES, REPRESENTATIONS
                         AND COVENANTS OF THE MORTGAGOR

         Section 1.01 Mortgagor hereby warrants and represents as follows:

                  (a) Mortgagor is the actual, record and beneficial owner and holder of a good and marketable title to an indefeasible fee estate in the Mortgaged Property, subject only to such exceptions to title as are listed in the title policy insuring the lien of this Mortgage and approved by Mortgagee as permitted exceptions. Mortgagor is the owner of all of the remaining Mortgaged Property; Mortgagor will own the Chattels free and clear of liens and claims; and this Mortgage is and will remain a valid and enforceable first lien on the Mortgaged Property.

                  (b) Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. The Mortgagor will preserve such title, and will forever warrant and defend the validity and priority of the lien hereof, against the claims of all persons and parties whomsoever.

                  (c) The Premises is not located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards.

         Section  1.02  Mortgagor  will,  at  its  sole  expense,  do,  execute, acknowledge and deliver every further act, deed, conveyance, mortgage, assignment, notice of assignment, transfer or assurance as the Mortgagee shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed, mortgaged or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey, mortgage or assign to the Mortgagee or for carrying out the intention or facilitating the performance of the terms of this Mortgage, and for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, and renewals thereof, to evidence more effectively the lien hereof upon the Chattels.

         Section 1.03 (a) Mortgagor forthwith upon the execution of this Mortgage, and thereafter from time to time, will, at its expense, cause this Mortgage and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of the Mortgagee in, the Mortgaged Property.

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
    (b) Mortgagor will pay all taxes, filing, registration and recording fees, and all expenses incident to the execution and acknowledgment of the Note, this Mortgage, any supplemental mortgage, any other Loan Document, and any security instrument with respect to the Chattels, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, any supplemental mortgage, any other Loan Document, any security instrument with respect to the Chattels or any instrument or further assurance, other than income, franchise or other similar taxes imposed on Mortgagee in respect of income derived by Mortgagee under the Note.

         Section 1.04 Mortgagor will timely pay the principal and all interest and all other sums to become due in respect of the Note and any other Loan Document at the time and place and in the manner specified in the Note and in the Loan Documents, without offset, counterclaim or defense, all in immediately available funds.

         Section 1.05 All right, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clauses hereof, but at any and all times the Mortgagor will execute and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as the Mortgagee may reasonably require for the purpose of expressing and specifically subjecting the same to the lien of this Mortgage.

         Section 1.06 (a) Within 120 days of the end of each fiscal (or calendar, if applicable) year of the Mortgagor and each Guarantor during the term hereof, the Mortgagor and each Guarantor shall provide to the Mortgagee a year end financial statement with respect to Mortgagor and Guarantor which shall be prepared by an independent certified public accountant acceptable to Mortgagee in accordance with generally accepted accounting principals consistently applied and which shall be audited.

         Section 1.07 (a) Mortgagor, from time to time when the same shall become due, and prior to the date of imposition of interest or penalty, will pay and discharge, or cause to be paid and discharged, all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, transfer or recordation taxes, profits and gross receipt taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges, whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Premises or arising in respect of the occupancy, use or possession thereof. Mortgagor will, at any time upon request by Mortgagee promptly deliver to Mortgagee receipts evidencing the payment of same.

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

         Upon the occurrence of an Event of Default under this Mortgage, the Mortgagee may, at any time and from time to time, at its option, to be exercised by written notice to the Mortgagor, require the deposit by Mortgagor at the time of each payment of an installment of interest or principal under the Note, of an additional amount sufficient to discharge the obligations under this subsection
(a) when they become due. The determination of the amount so payable and of the fractional part thereof to be deposited with the Mortgagee, so that the aggregate of such deposit shall be sufficient for this purpose, shall be made by the Mortgagee in its sole discretion. Such amounts shall be held by the Mortgagee with interest in an interest bearing account acceptable to Mortgagee and applied to the payment of the obligations in respect to which such amounts were deposited. If one month prior to the due date of any of the obligations under this subsection (a) the amounts then on deposit therefor shall be insufficient for the payment of such obligations in full, Mortgagor within ten
(10) days after demand shall deposit the amount of the deficiency with the Mortgagee. Nothing herein contained shall be deemed to affect any right or remedy of the Mortgagee under the provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid together with interest at the Default Rate to the indebtedness hereby secured.

                  (b) The Mortgagor will pay or discharge of record within 60 days, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of Mortgagor, without expense to the Mortgagee.

                  (c) Mortgagor shall indemnify and hold Mortgagee harmless from any and all tax claims which may be made against the Mortgagee relative to the Loan or the Mortgaged Property (but not income or franchise taxes or assessments in respect of income derived by Mortgagee under the Note).

                  (d) Mortgagor will pay all taxes including, without limitation, any mortgage, transfer, gains, and recordation taxes (but not income, franchise or similar taxes) imposed on the Mortgagee by reason of its ownership of the Note or this Mortgage.

         Section 1.08(A) Mortgagor agrees to at all times provide, maintain and keep in force the following policies of insurance:

                  (a) Insurance against loss or damage to the Mortgaged Property by fire and any of the risks covered by insurance of the type now known as "broad form coverage" in an amount satisfactory to Mortgagee and in amount which is sufficient to void any co-insurance requirements, and with a deductible approved by Mortgagee, from the loss payable for any casualty. The policies of insurance carried in accordance with this subparagraph (a) shall contain a "Replacement Cost Endorsement", a waiver of co-insurance endorsement and a "Permission to Occupy Endorsement";

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
                  (b) Comprehensive public liability insurance (including coverage for elevators and escalators, if any, on the Premises and, if any construction of new improvements occurs after execution of this Mortgage, completed operations coverage for one year after construction of the Improvements has been completed) on an "occurrence basis" against claims for "personal injury" including, without limitation, bodily injury, death or property damage occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to limits of not less than that required by Mortgagee;

                  (c) Worker's compensation insurance including employer's liability insurance for all employees of Mortgagor, if any, engaged on or with respect to the Premises in such amount as is reasonably satisfactory to Mortgagee, or, if such limits are established by law, in such amounts;

                  (d) During the course of any demolition, construction, renovation or repair of Improvements on the Mortgaged Property, builder's completed value risk insurance against "all risks of physical loss," including collapse and transit coverage, during construction of such Improvements, with deductibles satisfactory to Mortgagee, in non-reporting form, in an amount acceptable to Mortgagee. Such policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement and a waiver of coinsurance endorsement;

                  (e) Boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and escalator equipment, provided the Improvements contain equipment of such nature, and insurance against loss of occupancy or use arising from any such breakdown, in such amounts as are satisfactory to Mortgagee;

                  (f) Flood loss insurance if the Mortgaged Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available, in an amount at least equal to the Mortgage Amount or the maximum limit of coverage available with respect to the Mortgaged Property, whichever is less.

                  (g) Such other insurance, and in such amounts, as may from time to time be reasonably required by Mortgagee against the same or other hazards, including but not limited to rent loss insurance; and

                  (h) All policies of insurance relating to property required by terms of this Mortgage shall contain a standard non-contributory negligence endorsement providing an agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance and the further agreement of the insurer waiving all rights of set off, counterclaim or deductions against Mortgagor.

         (B) (a) All policies of insurance shall be issued by companies and in amounts reasonably satisfactory to Mortgagee and all policies of property insurance shall have attached thereto the standard mortgagee clause referred to in subparagraph (h) above in favor of Mortgagee, not subject to contribution or co-insurance, and in addition, standard New York endorsement for the benefit of Mortgagee, satisfactory to Mortgagee and lender's loss payable for the benefit of Mortgagee, all in form satisfactory to Mortgagee. Mortgagor shall furnish Mortgagee with a signed duplicate original policy with respect to all required insurance coverage. At least thirty (30) days prior to the expiration of each such policy, Mortgagor shall furnish Mortgagee with evidence satisfactory to Mortgagee of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Mortgage. All such policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be in form satisfactory to Mortgagee, shall be maintained in full force and effect, shall be assigned and delivered to Mortgagee, with premiums prepaid, as collateral security for payment of all obligations of the Mortgagor secured hereby, and shall contain a provision that such policies will not be canceled or amended without at least thirty (30) days prior written notice to Mortgagee and at no time shall there be any reduction in the scope or limits of coverage. If the insurance, or any part thereof, shall expire, or be withdrawn, or become void for any reason, or if for any reason whatever the insurance shall be reasonably unsatisfactory to Mortgagee, Mortgagor shall immediately upon learning of such expiration or termination place new insurance on the Premises, satisfactory to Mortgagee.

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
                  (b) In the event Mortgagor fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required by this Mortgage, Mortgagee may, upon ten (10) days prior written notice to Mortgagor, procure such insurance or single-interest insurance for such risks covering Mortgagee's interest, and Mortgagor will pay all premiums thereon promptly upon demand by Mortgagee, and until such payment is made by Mortgagor the amount of all such premiums, together with interest thereon at the Default Rate shall be secured by this Mortgage.

                  (c) After the happening of any casualty to the Mortgaged Property or any part thereof which shall cost more than $250,000 to repair, Mortgagor shall give prompt written notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. In the event of such loss or damage all proceeds of insurance shall be payable to Mortgagee and Mortgagee shall have the right to join the Mortgagor in adjusting or compromising any claims for loss, damage or destruction in excess of $250,000.00 under any policy or policies of insurance. Each insurance company concerned is hereby authorized and directed to make payment under such insurance in excess of $250,000, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft therefor.

                  (d)       Intentionally Deleted.

                  (e) Any monies in excess of $250,000 received as payment for loss under any insurance shall be paid over to the Mortgagee to be applied (provided, however, as set forth in paragraph 108(h) below, Mortgage will not unreasonably refuse or delay consent to utilize such proceed for restoration of the Improvements) of the Mortgagee to the prepayment of the Note and/or for the restoration of the Improvements. Receipt by Mortgagee and application in reduction of indebtedness of any insurance proceeds less than the full amount of the then outstanding interest, principal and other sums due under the Note and this Mortgage, shall not defer, alter or modify Mortgagor's obligation to continue to pay the regular installments of principal, if any, interest on the outstanding principal balance and other charges specified in the Note and herein.

                  (f)      Intentionally Deleted.

                  (g) Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 1.08, unless Mortgagee has approved the insurance company and the form and content of the insurance policy, including, without limitation, the naming thereon of Mortgagee as a named insured with loss payable to Mortgagee under a standard mortgagee endorsement of the character above described and the inclusion of a provision therein obligating said insurance company to provide Mortgagee with notice thirty (30) days prior to cancellation, lapse or amendment of any policy. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to Mortgagee the policy or policies of such insurance.

                  (h) If a part of the Mortgaged  Property shall be destroyed by fire, flood or other casualty, and if the Mortgagee shall have decided to permit Mortgagor to use the insurance proceeds for the restoration of the Premises (which permission shall not be unreasonably withheld or delayed), then Mortgagor may use such proceeds to restore the Mortgaged Property provided that (i) the net insurance proceeds are sufficient in the opinion of the Mortgagee on advice from its architect to restore the Mortgaged Property, or if such proceeds are insufficient to restore the Mortgaged Property, Mortgagor shall have deposited with the Mortgagee cash in an amount equal to the difference between the cost of such restoration and such proceeds, (ii) there shall exist no Event of Default under this Mortgage, and (iii) in the opinion of the Mortgagee on advice from its architect the Mortgaged Property can be completely restored within 365 days from the occurrence of such casualty or by the maturity date of the Note, whichever occurs first. In the event insurance proceeds are used to repair or restore the Mortgaged Property pursuant to this Section, Mortgagor shall obtain at its sole cost and expense, an architect who shall submit plans to the Mortgagee for the repair or restoration of the Mortgaged Property indicating that such repair or restoration can be completed within the period provided for herein, together with a budget itemizing the projected costs of such repair or restoration. Said plans and budget are subject to the approval of the Mortgagee which approval shall not be unreasonably withheld or delayed. Mortgagor shall also obtain and post, at its sole cost and expense, all necessary Federal, State and local permits and approvals prior to the commencement of such repair or restoration. Mortgagor agrees that all insurance proceeds to be used to repair or restore the Mortgaged Property shall be held by the Mortgagee and disbursed periodically: (i) on advice from the Mortgagee's architect (who shall be employed by Mortgagee at Mortgagor's sole expense) that the work completed or materials installed conform to said budget and plans, as approved by the
Mortgagee; and (ii) upon presentment of receipted bills and releases satisfactory to the Mortgagee. The expenses incurred by the Mortgagee, including reasonable architects' and attorneys' fees, and all soft and hard costs in connection with such restoration, shall be paid by Mortgagor to the extent insurance proceeds are insufficient to pay same. At no time shall the Mortgagee be obligated to disburse any funds if the undisbursed balance is, in the reasonable opinion of the Mortgagee based on advice from its architect, insufficient to timely complete the restoration of the Mortgaged Property free and clear of all liens unless adequate security is posted. Mortgagor agrees to post such bonds, obtain such guaranteed maximum price general contract agreement and/or enter into such agreements and arrangements as the Mortgagee may require to insure lien-free completion of such repairs or restoration by the end of the period provided herein for completion of such repairs or restoration.

         Section 1.09 (a) In the event the Mortgaged Property or any part thereof or interest therein, be taken or damaged by eminent domain, alteration of the grade of any street, or other injury to or materially decrease in the value of the Mortgaged Property, by reason of any public or quasi-public improvement or condemnation proceeding, or in any other similar manner ("Condemnation"), or should Mortgagor receive any notice or other information regarding such Condemnation or a proposed Condemnation, Mortgagor shall give prompt written notice thereof to Mortgagee.

                  (b) Mortgagee shall be entitled to receive all compensation, awards and other payments or relief up to the amount of this Mortgage payable as a result of any such Condemnation, and shall be entitled, at its option, to participate in any Condemnation proceedings. The Mortgagor shall execute and deliver to the Mortgagee, promptly upon request therefor, all instruments necessary to enable the Mortgagee to participate in any such proceedings, employing on Mortgagee's behalf, at Mortgagor's sole expense, such counsel as Mortgagee shall select. Mortgagee shall also be entitled to join in any compromise or settlement in connection with any such Condemnation. All such compensation, awards, damages, rights of action and proceeds awarded to Mortgagor (the "Proceeds") are hereby assigned to Mortgagee and Mortgagor agrees to execute such further assignments of the Proceeds as Mortgagee may require. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount paid.

                  (c)       Intentionally Deleted.

                  (d) Receipt by Mortgagee and application in reduction of indebtedness of any Proceeds less than the full amount of the then outstanding Liabilities shall not defer, alter or modify Mortgagor's obligation to continue to pay the regular installments of principal, interest on the outstanding principal balance and other charges specified in the Note and herein.

                  (e) If prior to the receipt of the Proceeds by Mortgagee the Premises shall have been sold on foreclosure of this Mortgage, Mortgagee shall, nevertheless, have the right to receive the Proceeds and to retain, for its own account, (i) an amount equal to the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with collection of the Proceeds and not repaid by Mortgagor and (ii) the full amount of all such Proceeds, if Mortgagee is the successful purchaser at the foreclosure sale, to the extent of amounts owed under the Note or hereunder.

         Section 1.10 If Mortgagor shall fail to perform any of the covenants contained herein or any covenant contained in the Note or any other Loan Document beyond notice and the expiration of the applicable grace period, the Mortgagee may upon ten (10) days prior written notice, but shall not be obligated to, make advances and/or disbursements to perform the same, and all sums so advanced and/or disbursed shall be a lien upon the Mortgaged Property and shall be secured hereby. Mortgagor will repay on demand all sums so advanced and/or disbursed with interest at the Default Rate from the date of making such advance and/or disbursement until such sums have been repaid. The provisions of this Section 1.10 shall not prevent any default in the observance of any covenant contained herein or in the Note or any other Loan Document from constituting an Event of Default.

         Section 1.11 (a) Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles and will permit the Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Premises and examine its records and books of account and to discuss its affairs, finances and accounts with Mortgagor upon prior reasonable notice during business hours as may be requested by the Mortgagee.

                  (b)       Intentionally Deleted.

                  (c) The Mortgagor, within five (5) business days upon request in person or within ten (10) days upon request by mail, will furnish a written statement duly acknowledged of the amount due whether, to the best knowledge of Mortgagor, for principal or interest on this Mortgage and whether to the best knowledge of Mortgagor, any offsets or defenses or counterclaims exist against the Liabilities and, if any are alleged to exist, the amount and nature of each such offset or defense or counterclaim shall be set forth in full detail.

                  (d) The Mortgagor will deliver to the  Mortgagee,  within five
(5) business days upon request in person or within ten (10) business days upon request by mail, receipts for the payment of all real property taxes, water and sewer rents, and assessments imposed upon or assessed against the Premises and in addition, evidence of payment of all premiums for insurance required under this Mortgage.

         Section 1.12 Mortgagor will not threaten, commit, permit or suffer any waste to occur on or to the Mortgaged Property or any part thereof or structurally alter or demolish the Mortgaged Property or any part thereof in any manner or make any change in its use or any change which will in any way increase any fire or other hazards arising out of construction or operation of the Mortgaged Property. Mortgagor will, at all times, maintain the Mortgaged Property in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. Any improvements which may now or hereafter be located on the Land shall not be removed, demolished or substantially altered, nor shall any Chattels be removed, without the prior written consent of Mortgagee, except where the appropriate replacements free of superior title, liens and claims are immediately made of value at least equal to the value of the Chattels removed, in which event Mortgagor shall be entitled to proceeds of the Chattels so removed.

         Section 1.13 Except where inconsistent with the laws of the State of New York, Mortgagor agrees that if any action or proceeding be commenced, including an action to foreclose this Mortgage or to collect the indebtedness hereby secured, to which action or proceeding the Mortgagee is made a party by reason of the execution of this Mortgage or the Note which it secures, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the transaction and the rights and liens created hereby (including reasonable attorneys' fees) shall be paid by Mortgagor together with interest thereon from date of payment by Mortgagee at the Default Rate. All such sums paid and the interest thereon shall be immediately due and payable, shall be a lien upon the Mortgaged Property, and shall be secured hereby as shall be all such sums incurred in connection with enforcement by Mortgagee of its rights hereunder or under any other Loan Document.

         Section 1.14 Mortgagor covenants that the Mortgaged Property is now, and until the Liabilities are fully repaid, will be, provided with adequate gas, sanitary sewer, storm sewer, electricity and water facilities and Mortgagor will at all times comply with all applicable laws and regulations including environmental regulations.

         Section 1.15 If the interest of the Mortgagee in the Mortgaged Property or ae thereon shall be attacked, directly or indirectly, or if legal proceedings shall be instituted against Mortgagor or Mortgagee with respect thereto or against Mortgagor, Mortgagor, upon its learning thereof, will promptly give written notice thereof to the Mortgagee and Mortgagor will, at Mortgagor's cost and expense, exert itself diligently to cure, or will cause to be cured, any defect that may have developed or be claimed to exist, and will take all necessary and proper steps for the protection and defense thereof and will take, or will cause to be taken, such action as is appropriate to the defense of any such legal proceedings, including, but not limited to, the employment of counsel and the prosecution and defense of litigation.

         Section 1.16      Intentionally Deleted.

         Section 1.17 In no event shall the Mortgagor do or permit to be done, or omit to do or permit the omission of, any act or thing, the doing, or omission, of which would materially impair the security of this Mortgage or materially impair the value of the Mortgaged Property or any part thereof.

         Section 1.18 Mortgagor will not directly or indirectly, by transfer, mortgage, conveyance, or sale of an interest in Mortgagor permit, do or suffer the assignment, lease, transfer, sale, conveyance or encumbrance of the Mortgaged Property, or any part thereof or any interest therein, without the prior written consent of the Mortgagee. While the Loan is outstanding, neither the structure nor the ownership of Mortgagor may be changed without the express written consent of the Mortgagee.

         Section 1.19      Intentionally Deleted.

         Section 1.20 Mortgagee may appear in and defend any action or proceeding at law or in equity or in bankruptcy purporting to affect the Premises or the security hereof or the rights and powers of Mortgagee, and any appellate proceedings, and in such event Mortgagor shall pay all of the Mortgagee's costs, charges and expenses, including cost of evidence of title and reasonable attorneys' fees incurred in such action or proceeding. All costs, charges and expenses so incurred, together with interest thereon at the Default Rate from the date of payment of same by Mortgagee as aforesaid, shall be secured by the lien of this Mortgage and shall be due and payable upon demand.

         Section 1.21 Mortgagor will promptly cure any municipal and other violations affecting the Mortgaged Premises and deliver dismissal certificates in respect of such violations to Mortgagee. In the event such violations are not cured and such dismissal certificates are not delivered to Mortgagee within 30 days of any notice by Mortgagee to Mortgagor, or if not capable of cure within 30 days, if Mortgagor has not commenced such cure and is not diligently prosecuting the same, then Mortgagee may cure same at Mortgagor's expense and the cost of curing such violations shall be payable to Mortgagee on demand and shall be secured by this Mortgage.

         Section 1.22 (a) Mortgagor will perform and comply promptly with, and cause the Premises to be maintained, used and operated in accordance with, all applicable federal, state and local laws pertaining to air and water quality, hazardous waste, waste disposal, air emissions and other environmental matters. If Mortgagor receives any notice that Mortgagor or the Premises is in default under or is not in compliance with any of the foregoing, or notice of any proceeding initiated under or with respect to any of the foregoing, Mortgagor will promptly furnish a copy of such notice to Mortgagee.

                  (b) Mortgagor hereby represents and warrants that neither Mortgagor nor, to the best of Mortgagor's knowledge, any previous owner of the Premises used, generated, stored or disposed of, on, under or about the Premises any hazardous waste, toxic substances or related materials (hereafter referred to as "Hazardous Materials") in violation of environmental laws. For the purposes of this Agreement, Hazardous Materials shall include, but shall not be limited to, any substance, material, or waste which is or becomes regulated by the State or local government authority or the United States Government. The term "Hazardous Materials" herein includes, without limitation, any material or substance which is listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) as amended from time to time, and any material or substance regulated as a hazardous material under applicable federal, state or local law, rule or regulation.

                  (c) Mortgagor covenants that it shall keep or cause the Premises to be kept free of Hazardous Materials and not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, produce or process Hazardous Materials, except in compliance with all applicable Federal, State and local laws or regulations.

                  (d) Mortgagor covenants to ensure compliance by all operators and occupants of the Premises with all applicable Federal, State and local laws, ordinances, rules and regulations and will ensure that all such operators and occupants obtain and comply with any and all required approvals, registrations or permits.

                  (e) Mortgagor shall, upon the reasonable request of Mortgagee, conduct and complete all investigations, studies, samplings and testings relative to Hazardous Materials at or affecting the Premises.

                  (f) Mortgagor shall defend, indemnify, and hold harmless Mortgagee, its employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of or in any way related to Hazardous Materials at or affecting the Premises or the soil, water, vegetation, buildings, personal property, persons, animals or otherwise and any personal injury (including wrongful death) or property damage arising out of or related to such Hazardous Materials excluding any acts of Mortgagee or its employees, agents, contractors or invitees.

                  (g) Foreclosure shall not operate as a discharge of Mortgagor's engagements as to Hazardous Materials; and in the event Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Premises to Mortgagee (or its designee) free of any and all Hazardous Materials.

                  (h) In the event Mortgagor does not timely perform any of the above obligations, Mortgagee may upon ten (10) days prior written notice to Mortgagor perform said obligations at the expense of Mortgagor and such expense shall be added to the amount secured by the lien of this Mortgage.

                  (i) If at any time it is determined that there are any toxic and/or Hazardous Materials located on the Premises, Mortgagor shall diligently commence to take such action, at its sole expense, to comply with all environmental requirements pertaining to such materials. Failure of Mortgagor to diligently comply with all environmental requirements of Federal, state or local law, statute, ordinance or regulation, rule, court or administrative order or decree, or private agreement, shall constitute and be a default under this Mortgage and Mortgagee, in lieu of foreclosure, shall have the option to require specific performance of Mortgagor's obligations hereunder.

         Section 1.23 The Mortgagor will not, unless required by law, consent to, join in, permit or allow any change in the zoning laws or ordinances relating to or affecting the Premises and will promptly notify the Mortgagee of any changes to the zoning laws.

         Section 1.24 The Mortgagor, as further security for the payment of said indebtedness and in addition to all the rights and remedies otherwise available to the Mortgagee under the Notes and Mortgages, grants to the Mortgagee a security interest, under the Uniform Commercial Code as in effect in the State of New York in and to the Chattels and all equipment, fixtures, chattels and articles of personal property of every kind now or hereafter attached to or used in connection with the Premises and owned by Mortgagor. Following an Event of Default by the Mortgagor in any of the terms, covenants and/or obligations contained herein or in the Note or in any of the other Loan Documents, the Mortgagee shall have, in addition to all the other rights and remedies allowed by Law, the rights and remedies of a secured party under the Uniform Commercial Code as in effect at that time. The Mortgagor further agrees that the security interest created hereby also secures all expenses of the Mortgagee (including reasonable expenses for legal services of every kind, and cost of any insurance, and payment of taxes or other charges) incurred in or incidental to, the custody, care, sale or collection of, or realization upon, any of the property secured hereby or in any way relating to the enforcement or protection of the rights of the Mortgagee hereunder.

         Section 1.25 The Mortgagor warrants and covenants that the Premises are and will continue to be in compliance with all applicable local, County and State laws and regulations and all building, housing and fire codes, rules and regulations. The Mortgagor further warrants and covenants that in the event that the Mortgagor shall obtain notice that the Premises are in violation of any of the aforesaid municipal laws, regulations or building, housing or fire codes, rules or regulations, whether as a result of a search of the public records or otherwise, Mortgagor shall cure such violations in a reasonably diligent manner.

                                 ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

         Section 2.01 The following shall constitute Events of Default ("Events of Default") under this Mortgage following 10 days prior written notice (30 days in the event of non-monetary defaults unless same cannot be cured within said 30 days in which case provided Mortgagor takes diligent steps to cure same in a commercially reasonable time frame, Mortgagor shall have such additional time to cure said defaults) and an opportunity to cure within said period:

                  (a) if the Mortgagor or any Guarantor shall fail to pay when due any installment of interest or principal or any other sums payable under this Mortgage, Note, or any other Loan Document or under any other document or agreement between Mortgagee and Mortgagor or any Guarantor; or

                  (b) if default shall be made in the due observance or performance of any covenant, term, obligation, condition or agreement on the part of Mortgagor or Guarantor contained herein or in any other Loan Document; or

                  (c) if any representation or warranty made by the Mortgagor or Guarantor herein or in any other Loan Document, or if any certificate or statement delivered to Mortgagee or by Mortgagor in connection with the Loan shall be incorrect or misleading to an extent deemed by Mortgagee, in its reasonable judgment, to be substantial and material; or

                  (d) if an Event or Default shall have occurred under the Note or any other Loan Document;

     (e) if the Mortgaged Property or any material part thereof shall be condemned; or

                  (f) if any easement over, across, under or otherwise affecting the Mortgaged Property or any portion thereof shall be granted or released without the Mortgagee's prior written consent or if there shall be a material default by Mortgagor under any easement, covenant or restriction affecting the Premises or any portion thereof or if any easement in favor of the Premises or any portion thereof shall be terminated or modified; or

                  (g) if the Mortgagor shall assign the rents from any lease for all or a part of the Premises, without the prior written consent of the Mortgagee or shall consent to the cancellation or surrender of any such lease, now existing or hereafter made, having an unexpired term of one year or more, without the prior written consent of the Mortgagee, which consent or denial thereof shall not be unreasonably delayed (unless, after notice to Mortgagee, such cancellation or surrender shall be in connection with the substitution of a new tenant on terms not less favorable than the terms of such canceled or surrendered lease) or shall modify any such lease so as to shorten the unexpired term thereof, or so as to decrease the amount of the rent payable thereunder, or shall in any other manner materially impair the security of the Mortgagee for the payment of the debt secured by the Mortgage; or

                (h) if there exists any actual or threatened in writing demolition or removal of any building, or any portion thereof, erected or to be erected upon the Premises, or if the buildings on the Premises are not maintained in reasonably good repair for 30 days after notice thereof has been given to Mortgagor or if, without the Mortgagee's written consent, any structural alteration in, or addition to, any building or structure on the Premises shall be made or any change shall occur in the use or occupancy of the Premises from their present use or occupancy; or

                  (i) if the Premises or any part thereof are further mortgaged, pledged or otherwise encumbered without Mortgagee's prior written consent; or

                  (j) if the Mortgagor shall renovate (other than nonstructural renovations which are permitted hereunder), demolish or commence any structural alteration on the Premises or any part thereof without obtaining the prior written consent of the Mortgagee which consent shall not be unreasonably withheld or delayed; or

                  (k) if the Mortgagor or any Guarantor fails to deliver financial statements, tax returns and other financial information pursuant to the terms of this Mortgage or the Loan Documents.

         Section 2.02 Upon the occurrence of any such Event of Default, the Mortgagee, without notice or presentment, each of which are hereby waived by Mortgagor, may take such action as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Premises including but not limited to, the following actions, each of which may be pursued concurrently or otherwise at such time and in such order as the Mortgagee may determine.

                  (a) Upon the occurrence of an Event of Default, the Mortgagor may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration the principal of the Note and said accrued and unpaid interest shall become and be immediately due and payable, anything in the Note or in this Mortgage to the contrary notwithstanding;

                  (b) Upon the occurrence of any such Event of Default, the Mortgagee may enter into and upon all or any part of the Premises, and, having and holding the same, may use, operate, manage and control the Mortgaged Property or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and likewise, from time to time, at the expense of Mortgagor, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may deem advisable in its reasonable judgment; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as Mortgagee shall deem best; and Mortgagee shall be entitled, with or without entering into or upon the Premises, to collect and receive all gross receipts, earnings, revenues, rents, maintenance payments, issues, profits and income of the Mortgaged Property and every part thereof, all of which shall for all purposes constitute property of Mortgagee; and, after deducting the reasonable expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacement, alterations, additions, betterments and improvements and amounts necessary to pay taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Mortgagee may apply the moneys arising as aforesaid in such manner and at such times as Mortgagee shall determine in its discretion to the payment of the Liabilities and the interest thereon, when and as the same shall become payable and/or to the payment of any other sums required to be paid by Mortgagor under this Mortgage;

     (c) Upon the occurrence of any such Event of Default, Mortgagor covenants and agrees as follows:

                  (1) Mortgagee may, with or without entry, personally or by its agents or attorneys, insofar as applicable, sell the Mortgaged Property or any part thereof and pursuant to the procedures provided by law, and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

                  (2) Mortgagee may institute an action of mortgage foreclosure or institute other proceedings according to law for the foreclosure hereof, and may prosecute the same to judgment, execution and sale for the collection of the Liabilities secured hereby, and all interest with respect thereto, together with all taxes and insurance premiums advanced by Mortgagee and other sums payable by Mortgagor hereunder, and all fees, costs and expenses of such proceedings, including attorneys' fees and expenses; or

                  (3) Mortgagee may, if default be made in any payment after notice and the expiration of the applicable grace period, proceed with foreclosure of the liens evidenced hereby in satisfaction of such item either through the courts or by conducting the sale as herein provided, and proceed with foreclosure of the security interest created hereby, all without declaring the whole of the Liabilities due, and provided that if sale of the Mortgaged Property, or any portion thereof, is made because of default in payment of a part of the Liabilities after notice and the, expiration of the applicable grace period, such sale may be made subject to the unmatured part of the Liabilities, but as to such unmatured part of the Liabilities (and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Liabilities) this Mortgage shall remain in full force and effect just as though no sale had been made under the provisions of this paragraph.

                  (4) Mortgagee may take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for appointment of a receiver or for the specific performance of any covenant, condition or agreement in the Loan Documents or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Mortgagee shall elect; or

                  (5) Mortgagee may exercise in respect of the Mortgaged Property consisting of personal property or fixtures, or both, all of the rights and remedies available to a secured party upon default under the applicable provisions of the Uniform Commercial Code in effect in the State of New York; or

                  (6) Any sale as aforesaid may be subject to such existing tenancies as Mortgagee, in its sole discretion, may elect;

         Section 2.03 (a) The Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (b) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Article II, Mortgagee, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the properties, interests and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all the necessary conveyances, assignments, transfers and deliveries of any part of the Mortgaged Property and rights so sold, and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor, if so requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the reasonable judgment of Mortgagee, for the purpose and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Mortgagor.

                  (c) Upon any sale, whether under the power of sale hereby given or by virtue of judicial proceedings, it shall not be necessary for Mortgagee, or any public officer acting under execution or order of court, to have present or constructive possession of any of the Mortgaged Property.

                  (d) The recitals contained in any conveyance made by Mortgagee to any purchaser at any sale made pursuant hereto or under applicable law shall be full evidence of the matters therein stated, and all prerequisites to such sale shall be presumed to have been satisfied and performed.

                  (e) To the extent permitted by law, any such sale or sales made under or by virtue of this Mortgage, whether under the power of sale hereby granted and conferred, or under or by virtue of any judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either by law or in equity, of Mortgagor in and to the premises and property sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor, its successors and assigns, and against any and all persons or entities claiming the premises and property sold, or any part thereof, from through or under Mortgagor and its successors or assigns.

                  (f)      Omitted

                  (g) In case the liens or security interests hereunder, or by the exercise of any other right or power, shall be foreclosed by Mortgagee's sale or by other judicial or non-judicial action, the purchaser at any such sale shall receive, as an incident to its ownership, immediate possession of the property purchased, and if Mortgagor or Mortgagor's successors shall hold possession of said property, or any part thereof, subsequent to foreclosure, Mortgagor or Mortgagor's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

                  (h) In the event a foreclosure hereunder shall be commenced by Mortgagee, Mortgagee may at any time before the sale abandon the suit, and may then institute suit for the collection of the Note and for the foreclosure of the liens and security interest hereof. If Mortgagee should institute a suit for the collection of the Note and for a foreclosure of the liens and security interest hereof, it may at any time before the entry of a final judgment in said suit dismiss the same and proceed to sell the Mortgaged Property, or any part thereof, in accordance with provisions of this Mortgage.

                  (i)  Should  any  default  occur  hereunder,   any  reasonable
expenses incurred by Mortgagee in prosecuting, resetting or settling the claim of Mortgagee shall become an additional Liability of Mortgagor hereunder.

                  (j) In the event of any sale  made  under or by virtue of this
Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid pursuant to the Note and this Mortgage, immediately thereupon shall, anything in the Note or in this Mortgage to the contrary notwithstanding, become due and payable.

                  (k) The purchase money proceeds or avails of any sale made under or by virtue of this Article II, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this Article II or otherwise, shall be applied in accordance with the laws of the State of New York and to the extent not inconsistent, first to the payment of the costs and expenses of such sale, including reasonable counsel fees, second to the payment of the amounts due and owing under the Note for principal and interest with interest at the Default Rate from and after the happening of any Event of Default, third to the payment of any other sums required to be paid pursuant to any provision of this Mortgage, the Note or other Loan Document, all with interest at the Default Rate from the date such sums were or are required to be paid under this Mortgage, and fourth to the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

                  (l) Upon any sale made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Mortgagor secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

         Section 2.04 (a) In case an Event of Default described in this Article II shall have happened then, upon demand of Mortgagee, Mortgagor will pay to Mortgagee the sums required to be paid by Mortgagor pursuant to any provision of this Mortgage, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee its agents and counsel and any expenses incurred by Mortgagee hereunder or in connection with any foreclosure action. In the event Mortgagor shall fail forthwith to pay such amounts upon such demand, Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree.

                  (b) Mortgagee shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property or any part thereof and of the application of the proceeds of sale, as provided in this Mortgage, to the payment of the indebtedness hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Note, and to enforce payment of all other charges, payments and costs due under this Mortgage and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest thereon at the Default Rate.

                  (c) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of the Mortgagor shall affect, in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

                  (d) Any moneys thus collected by Mortgagee  under this Section
2.04 shall be applied by Mortgagee in accordance with the provisions of paragraph (k) of Section 2.03.

         Section 2.05 After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Mortgagee to obtain judgment for the principal of, or interest on, the Note and other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or of any nature in aid of the enforcement of the Note, or this Mortgage, Mortgagor will, if required by Mortgagee, consent to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof and of all the earnings, revenues, rents, maintenance payments, issues, profits and income thereof in accordance with Section 2.11 hereof. After the happening of any Event of Default or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Mortgage indebtedness, forthwith either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of such a receiver or receivers.

         Section  2.06   Notwithstanding   the   appointment  of  any  receiver,
liquidator or trustee of Mortgagor or of any of its property, or of the Mortgaged Property or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under the Mortgage.

         Section 2.07 No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy or remedies which Mortgagee may be entitled to exercise against Mortgagor and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or in any other Loan Document or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right, such right or power, or shall be construed to be a waiver of Mortgagee's right to demand payment at anytime or of any such Event of Default or any acquiescence therein; and every power and remedy given in this Mortgage or in any other Loan Document to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. The resort to any remedy provided hereunder or in any other Loan Document or provided by law or at equity shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies against Mortgagor. By the acceptance of payment of principal of or interest on any of the Liabilities after its due date, Mortgagee does not waive the right either to demand payment at anytime or to require prompt payment when due of all other amounts secured hereby or to regard as an Event of Default the failure to pay any other such amounts. Nothing in this Mortgage or in the Note shall affect the obligation of Mortgagor to pay the Liabilities in the manner and at the time herein expressed.

         Section 2.08 Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage or any other Loan Document, or claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws and covenant not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, waives, to the extent that it lawfully may, all right to have the Mortgaged Property or any part thereof marshaled upon any foreclosure hereof.

         Section 2.09 Upon the occurrence of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Premises, unless Mortgagor is legally entitled to continue possession of the Premises, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Premises or any portion thereof which are in its possession for such period and, upon default of any such payment, will vacate and surrender possession of the Premises to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of the Premises for non-payment of rent, however designated. Any payments received by Mortgagee shall be applied in accordance with Section 2.03(k) of this Mortgage.

         Section 2.10 In case of any sale under the foregoing provisions of this
Article II, whether made under the power of sale hereby given or pursuant to judicial proceedings, Mortgagee may bid for and purchase any property, and may make payment therefor as hereinafter set forth, and, upon compliance with the terms of said sale, may hold, retain and dispose of such property without further accountability therefor. For the purpose of making settlement or payment for the property or properties purchased, Mortgagee shall be entitled to use and apply such of the Liabilities held by it and any accrued and unpaid interest thereon.

         Section 2.11 Upon application of Mortgagee to any court of competent jurisdiction, if any Event of Default shall have occurred, to the extent permitted by law, a receiver may be appointed to take possession of and to operate, maintain, develop and manage the Mortgaged Property or any part thereof. In every case when a receiver of the whole or any part of the Mortgaged Property shall be appointed under this Section 2.11 or otherwise, the net income and profits of the Mortgaged Property shall, subject to the order of any court of competent jurisdiction, be paid over to, and shall be received by, Mortgagee to be applied as provided in Section 2.03(k) hereof.

         Section 2.12 Mortgagee may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of any of the Liabilities secured hereby, in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its reasonable discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interest created by this Mortgage.

         Section 2.13 All remedies herein expressly provided are in addition to any and all remedies provided for in the Mortgages and the Notes and all other remedies now or hereafter existing at law or in equity, and the Mortgagee shall, in addition to the remedies herein expressly provided, be entitled to avail themselves or itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interest granted hereby, and the resort to any remedy provided hereunder or provided by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies against Mortgagor.

                                   ARTICLE III

                                  MISCELLANEOUS

         Section 3.01 All of the grants, covenants, terms, provisions and conditions of this Mortgage shall run with the land and shall apply to, bind and inure to the benefit of the successors and assigns of the Mortgagor and the successors and assigns of the Mortgagee. All of the covenants and warranties made by the Mortgagor in this Mortgage shall be joint and several. The term "Mortgagee" as used herein, shall be deemed to mean the holder from time to time of the Note at the time outstanding.

         Section 3.02 In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         Section 3.03 All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent by certified or registered mail or commercial courier service, to any party hereto at the following address:

                  (a)      If to Mortgagee:

                           Independence Community Bank
                           179 Pacific Street
                           Brooklyn, New York   11201

                           with a copy to:

                           Jaffe & Asher
                           52 Vanderbilt Avenue
                           New York, New York  10017
                           Attn: Larry M. Nessenson, Esq.

                  (b)      If to Mortgagor:

                           100 Marcus Boulevard
                           Hauppauge,  NY 11788

                           With a copy to:

                           Joseph Cannella, Esq.
                           Fischbein, Badillo, Wagner & Harding
                           909 Third Avenue
                           New York, NY 10022


or at such other address as any of the parties may from time to time designate by written notice given as herein required. Mailed notices shall not be deemed given or served until three business days after the date of mailing thereof or if delivery is by nationwide commercial courier service of notice shall be deemed given one business day after the date of delivery thereof to said courier. Rejection or refusal to accept, or inability to deliver because of changed addresses or because no notice of changed address was given, shall be deemed a receipt of such notice.

         Section 3.04 The Default Rate shall continue to accrue and be paid on any amount to which the Default Rate is applied until said amount is paid in full.

         Section 3.05 This Mortgage and the rights and indebtedness hereby secured shall, without regard to place of contract or payment, be construed and enforced according to the laws of the State of New York, without giving effect to its principles of conflicts of laws.

         Section 3.06 Neither this Mortgage nor any provision hereof may be changed, waived, discharged or terminated, except by an instrument in writing, signed by Mortgagee and Mortgagor.

         Section 3.07 This Mortgage shall be deemed to be a security agreement pursuant to the Uniform Commercial Code of the State of New York.

         Section 3.08 In the event that Mortgagee, in enforcing its rights hereunder, determines that charges and fees incurred in connection with the Loan may, under the applicable usury laws, cause the interest rate herein to exceed the maximum allowed by law, then such interest shall be recalculated and any excess over the maximum interest permitted by said laws shall be credited to the then principal outstanding balance to reduce said balance by that amount. It is the intent of the parties hereto that Mortgagor under no circumstances shall be required to pay, nor shall Mortgagee be entitled to collect, any interest which is in excess of the maximum legal rate permitted under the applicable usury laws.

         Section 3.09 Mortgagor will not claim or demand or be entitled to receive any credit or credits on the principal indebtedness to secure payment of which this Mortgage is made, or on the interest payable thereon, for so much of the taxes assessed against the Mortgaged Property as is equal to the tax rate applied to the principal indebtedness due on this Mortgage or any part thereof and no deduction shall be claimed from the taxable value of the Mortgaged Property by reason of this Mortgage.

         Section 3.10 No release of any part of the Mortgaged Property or of any other property conveyed to secure the obligations secured hereby shall in any way alter, vary or diminish the force, effect or lien or security interest of this Mortgage on the Mortgaged Property or portion thereof remaining subject to the lien and security interest created hereby.

         Section 3.11 In the event Mortgagor or any of Mortgagor's successors conveys or leases without the prior approval of the Mortgagee (which approval shall not be unreasonably withheld) except as permitted herein any interest in the Mortgaged Property, or any part thereof, to any other party, Mortgagee may deal with any owner or lessee of any part of the Mortgaged Property with reference to this Mortgage and to the Liabilities, either by forbearance on the part of Mortgagee or release of all or any part of the Mortgaged Property or of any other property securing payment of any Liabilities, without in any way modifying or affecting Mortgagee's rights, remedies, liens or security interests hereunder (including the right to demand payment at anytime or to exercise any one or more of the remedies described or referred to in Article I, Article II, or Article III hereof in the event such conveyance is made in contravention of the provisions of this Mortgage) or the liability of Mortgagor or any other party liable for the payment of the Liabilities, in whole or in part. This shall not be construed to allow any such conveyance or leasing by Mortgagor, it being understood that conveyance or leasing of the Mortgaged Property or any part thereof, except as permitted herein, is an Event of Default hereunder.

         Section 3.12 All options and rights of election herein provided for the benefit of the Mortgagee are continuing, and the failure to exercise any such option or right or election upon a particular demand or default or breach or upon any subsequent demand or default or breach shall not be construed as waiving the right to exercise such option or election at any later date. By the acceptance of payment of principal or interest after its due date, the Mortgagee does not waive the right either to require prompt payment at any time or to payment when due of all other amounts secured hereby or to demand payment at any time or to regard as an Event of Default the failure to pay any other such amounts. No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time. All grants, covenants, terms and conditions hereof shall bind Mortgagor and all successive owners of the Premises.

         Section 3.13 Mortgagor shall pay any transfer or gains tax payable pursuant to the Tax Law of the State of New York as the same may be amended, supplemented and/or replaced from time to time upon a foreclosure of the Mortgage or a transfer of the Premises in lieu of foreclosure. Mortgagor will deliver to the Mortgagee at any time upon request by the Mortgagee certain information, affidavits, questionnaires and documents relating to computation of the Tax which would be payable upon a foreclosure or transfer in lieu thereof. Mortgagor shall cooperate with Mortgagee in connection with compliance with the Tax Law. Mortgagor hereby appoints Mortgagee as Mortgagor's agent (which agency is coupled with an interest in Mortgagee and is irrevocable) to execute and file all questionnaires, affidavits and returns and provide all documents and information necessary to comply with the Tax Law, if for any reason Mortgagor fails to do so, but without Mortgagee having any obligation to do so.

                  Mortgagor hereby indemnifies and agrees to hold Mortgagee harmless from any loss, cost, damage and expense (including but not limited to attorneys' fees in a reasonable amount) which Mortgagee may suffer or incur by reason of Mortgagor's failure to comply with its obligations under this paragraph. The foregoing indemnity shall survive any termination of this Mortgage, whether by foreclosure, deed in lieu of foreclosure or otherwise, but it shall not survive payment in full of the Liabilities.

         Section 3.14      Intentionally Deleted.

         Section 3.15 Mortgagee shall have the right, in its reasonable discretion if Mortgagee reasonably believes the same is required, to require updated appraisals and/or environmental reports of the Premises. Mortgagee shall retain an appraiser and/or environmental inspector at Mortgagor's expense.

         Section 3.16      Intentionally Deleted.

         Section 3.17 This Agreement shall be binding upon, and inure to the benefit of, the successors, heirs, executors, administrators and assigns of the respective parties hereto.

         Section 3.18 Mortgagor irrevocably submits to the jurisdiction of any New York State or Federal court over any suit, action or proceeding arising out of or relating to this Agreement or any Loan Document. The Mortgagor hereby agrees that the Mortgagee shall have the option in its sole discretion to lay the venue of any such suit, action or proceeding in the courts of the State of New York or the United States of America, irrevocably waives to the fullest extent permitted by law any objection which Mortgagor may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient form. The Mortgagor agrees that a final judgment of any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Mortgagor.

         Section 3.19 Mortgagee shall have the right, at its sole discretion at any time, or from time to time, to assign this Mortgage or invite participants to participate in portions of the indebtedness secured by this Mortgage and Mortgagor agrees to execute any documents requested by Mortgagee in connection with such assignment or participation.

         Section 3.20. Wherever in this Mortgage the Mortgagee has agreed not to unreasonably withhold its consent to any action by Mortgagor, the Mortgagee shall not unreasonably withhold, delay, or condition such consent.

         Section 3.21. Release of Part of Mortgaged Premises. Upon request of the Mortgagor and fulfillment of the conditions set forth below, Mortgagee will release a portion of the Premises from the lien of this Mortgage consisting of no more than six (6) acres of vacant land (the "Released Portion"). In order to obtain such release:

                  1.       The Mortgager must request such release in writing;

                  2.       No Event of Default shall exist hereunder;

                  3. Mortgagee shall conduct an appraisal of the remainder of the Premises without the Released Portion (the "Remaining Premises") at Mortgagor's expense. If such appraisal evidences that the ratio of the outstanding balance of the Note to the appraised value of the Remaining Premises is greater that 75%, Mortgagee shall make a prepayment simultaneously with such release to decrease the ratio to 75%, and

                  4. The Remaining Premises must be marketable and not in violation of any governmental laws, rules or regulations including, without limitation, zoning laws and regulations.

         Section 3.22 The Mortgagee shall not unreasonably refuse to assign this Mortgage upon payment in full of the Liabilities secured hereby.

         IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor as of the day and year first above written.


                                                    Boundless Technologies, Inc.


                                                    By:
                                                       -------------------------

                                   SCHEDULE A


PARCEL I

All that certain plot, piece or parcel of land with the buildings and improvements thereon erected, situate, lying and being in the Town of Smithtown, County of Suffolk and State of New York, being part of Lot 6 as shown on a certain map entitled "Map of Marcus Industrial Park at Smithtown" and filed in the Office of the Clerk of Suffolk County of October 4, 1967 as Map No. 4961 being bounded and described as follows:

BEGINNING at a point on the westerly side of Marcus Boulevard distant 333 feet southerly from the corner formed by the intersection of the westerly side of Marcus Boulevard with the southerly side of Arkay Drive:

RUNNING THENCE South 3 degrees 17 minutes 15 seconds East along the westerly side of Marcus Boulevard 438.23 feet;

THENCE South 86 degrees 42 minutes 45 seconds West 690 feet;

THENCE North 3 degrees 17 minutes 15 seconds West along land now or formerly of ITT Communications, Inc. 448.24 feet;

THENCE North 86 degrees 42 minutes 45 seconds East 254 feet;

THENCE South 3 degrees 17 minutes 15 seconds East 10.01 feet;

THENCE North 86 degrees 42 minutes 45 seconds East 436 feet to the westerly side of Marcus Boulevard and the point or place of BEGINNING.

                                   SCHEDULE A

PARCEL II

All that certain plot, piece or parcel of land with the buildings and improvements thereon erected, situate, lying and being at Hauppauge, in the Town of Smithtown, County of Suffolk and State of New York, being part of Lot No. 6 on a certain map entitled "Map of Suffolk County Business Center Section No. 2" filed in the Office of the Clerk of the County of Suffolk on August 31, 1978 as Map No. 6715 bounded and described as follows:

BEGINNING at a point on the southerly side of Arkay Drive, also known as Arnold Drive, distant 670.00 feet westerly along the same from the northwesterly end of the curve connecting said southerly side of Arkay Drive with the westerly side of Marcus Boulevard; and

RUNNING THENCE southerly along the westerly map line of "Marcus Industrial Park" south 3 degrees 15 minutes 52 seconds East, a distance of 791.23 feet;

THENCE  westerly,  south 86 degrees 44 minutes 08 seconds  West,  a distance  of
450.00 feet;

THENCE  northerly,  North 3 degrees 15 minutes 52 seconds  West,  a distance  of
791.23 feet to the southerly side of Arkay Drive; and

THENCE easterly, North 86 degrees 44 minutes 08 seconds East, along the southerly side of Arkay Drive, a distance of 450.00 feet to the point or place of BEGINNING.